The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2011 Earnings Conference Call January 18, 2012 Exhibit 99.2

This presentation includes "snapshot" information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.

The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2010 Form 10-K and 2011 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC's website at www.sec.gov and on PNC's corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation.

Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense) and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations, and that tangible book value per share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix.

In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under "About PNC–Investor Relations."

PNC

2 Cautionary Statement Regarding Forward-Looking Information and Adjusted Information

Today’s Discussion
Significant 2011 achievements and financial
highlights
Strong growth in customers, loans and deposits
Delivered strong returns
Positioned to achieve strong results in 2012
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Significant 2011 Achievements
PNC’s Business Model Delivered Strong Results in 2011.
2011 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$3.1 billion $5.64 1.16%
Delivered good financial results through exceptional client growth across businesses and markets
Grew commercial loans
Maintained a high quality balance sheet that reflected an overall moderate risk profile
Managed expenses while investing for growth in our businesses
Continued to maintain strong capital levels and liquidity positions
Expansion in attractive growth markets
2011 highlights

(thousands)
Checking relationships grew 4x the growth in 2010

New primary clients increased by 15% YoY

(billions)

(1) Checking relationship growth refers to consumer and small business accounts including 41,000 relationships acquired by acquisition in 2011. (2) Total growth includes 4,000 customer accounts acquired by acquisition in 2011. (3) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. AMG primary client relationships are defined as client relationships with annual revenue generation of $10,000 or more. (4) Total net flows defined as net changes from clients including dividends received. (5) New client sales referred to AMG by Retail Banking or C&IB.

-$2.3
$0.8
FY10 FY11
Focused on Growing Client Relationships
Asset Management Group
Retail Banking Corporate & Institutional Banking
Discretionary AUM Total
Net Flows
4
1,012
1,165
FY10 FY11
2011 referral sales
5
up 52% vs.
2010
2011 new primary clients³
up 26%
vs. 2010
Total sales have increased by 38%
for 2011 vs. 2010
New clients represent 12% of total
existing primary clients at
December 31, 2011
Strong 2011 sales across all
markets and client segments
2011 total growth of 5.4%, greater
than 1.2% footprint population
growth
Active online bill payment customers
showed total growth²
of 2.4% from
3Q11, 13% from 4Q10
Corporate Banking new primary
clients
3
Checking relationship growth
1
75
296
FY10 FY11
+
+

+40%

+152%

Peer banks identified in the Appendix. Source for banks other than PNC: SNL DataSource. (1) Pretax, pre-provision earnings are from continuing operations and are calculated as total revenue less noninterest expense. Further information is provided in the Appendix. (2) Percentage change for peers represents 2007 to nine months ended September 30, 2011, annualized, respectively. Percentage change for PNC represents 2007 to full year 2011.(3) Tangible book value per share calculated as book value per share less goodwill and certain other intangible assets. Further information is provided in the Appendix. (4) 2011 represents pretax pre-provision earnings for the year ended December 31, 2011, divided by the number of shares outstanding as of December 31, 2011.

Delivering Long-Term Shareholder Value
$7.06
$9.91
2007 2011
4
40%
23%
17%
13%
11%
-8%
-29%
-36%
-43%
-55%
-57%
-68%
-84%
PNC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
$17.58
$44.38
12/31/07 12/31/11
Pretax pre-provision earnings per share¹
PNC
% change 2007-2011²
Tangible book value per share³
152%
72%
71%
48%
36%
24%
18%
-2%
-5%
-10%
-15%
-42%
-44%
PNC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
PNC
% change 2007-2011²

2011 Risk Management Progress
Credit, Market and Operational risk
–
Credit costs significantly improved
–
Continued to position balance sheet for rising interest rates
–
Repositioned retail deposit products and reduced higher cost retail CDs
–
Added new clients and loans at lower risk weighting
–
Continued enhancements to risk management capabilities and
technologies
Reputational and Industry risk
–
Settled (or has settlements pending) several meaningful legal matters
–
Increased residential mortgage foreclosure-related expenses primarily as a result of ongoing governmental matters
–
Implemented several new regulatory requirements
Strategic Positioning
–
Enhanced strong capital and liquidity positions
–
Strengthened brand recognition and awareness
–
Announced RBC Bank (USA) acquisition to expand in attractive growth markets

Financial Performance – Fourth Quarter Highlights
Continued focus on high quality loan growth
Delivered strong revenue performance
–
NII growth driven by increase in core net interest income
–
Noninterest income grew excluding the impact of regulatory
changes¹
Overall improved credit quality resulted in reduced credit costs
Expenses were elevated due to several items
–
1Q12
estimated expenses²
expected to be more consistent with
3Q11
Capital and liquidity positions continued to be strong
4Q11 financial
summary
Net income
Diluted EPS from
net income
Tier 1 common
ratio
$493 million $0.85
10.3%³
(1) Further information is provided in the Appendix. (2)Excluding legal and regulatory related contingencies, integration costs, additional capital actions related to TPS redemptions, and additional residential mortgage foreclosure-related costs. (3) Estimated.

A Higher Quality, Differentiated Balance Sheet
Change from:
Category (billions)
Dec. 31,
2011
Sep. 30,
2011
Dec. 31,
2010
Total investment securities $60.6 $(1.5) $(3.6)
Core commercial loans¹
86.7 3.6 9.6
Core consumer loans¹
59.9 1.4 1.2
Non-strategic loans²
12.4 (0.5) (2.4)
Total loans 159.0 4.5 8.4
Other assets 51.6 (1.3) 2.1
Total assets $271.2 $1.7 $6.9
Transaction deposits $147.6 $4.6 $13.0
Retail CDs 29.5 (2.9) (7.8)
Other 10.9 (1.5) (0.6)
Total deposits 188.0 0.2 4.6
Borrowed funds, other 49.1 1.7  (1.5)
Shareholders’ equity 34.1 (0.2) 3.8
Total liabilities and equity $271.2 $1.7 $6.9
Loans increased $4.5 billion or
3% linked-quarter driven by
commercial and consumer loans
Transaction deposits increased
$4.6 billion or 3% linked-quarter
reflecting increased commercial
and consumer liquidity
Retail CDs declined $2.9 billion
linked-quarter reflecting
expected run-off of higher cost
CDs
As of December 31, 2011,
equity increased 13% compared
to year-end 2010
4Q11 highlights
(1) Excludes loans assigned to the Non-Strategic Assets (formerly Distressed Assets Portfolio) Portfolio business segment. (2) Represents loans assigned to the Non-Strategic Assets Portfolio business segment.

($ billions)
Criticized comml. loans decreased by 28% YoY

($ billions)
Excluding government insured loans, loans past due decreased by 21% YoY4

($ billions)
NPLs decreased by 20% YoY

($ millions)
Net charge-offs decreased 59% YoY

As of quarter end except net charge-offs and provision, which are for the quarter. (1) Criticized loans are ones that we consider "special mention," "substandard" or "doubtful". (2) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. These loans totaled $3.0 billion in 4Q11. (4) Further information is provided in the Appendix. (5) Does not include loans held for sale or foreclosed and other assets. Effective in 2011, excludes residential real estate loans accounted for under the fair value option.

PNC

Credit Trends Continue to Improve
$791
$533
$414
$365
$327
$442
$421
$280
$261
$190
4Q10 1Q11 2Q11 3Q11 4Q11
Nonperforming loans
2,5
Provision and net charge-offs
Criticized commercial loans
30-89 Days 90 Days +
Accruing loans past due
2,3
$2.7
$2.6 $2.6
$2.8
$3.0
$1.8
$1.9
$1.5
$1.6
$1.6
4Q10 1Q11 2Q11 3Q11 4Q11
$13.7
$12.7
$11.7
$10.8
$9.9
4Q10 1Q11 2Q11 3Q11 4Q11
Criticized Commercial loans¹
Provision
Net charge-offs
4Q10 1Q11 2Q11 3Q11 4Q11
Total nonperforming loans
$4.5
$4.3
$3.9
$3.7
$3.6

(millions)	4Q11	3Q11	FY11	FY10
Core NII[1]	**$1,943**	**$1,883**	**$7,581**	**$7,581**
Purchase accounting accretion[2]	256	292	1,119	1,649
Total NII	$2,199	$2,175	$8,700	$9,230
Provision	190	261	1,152	2,502
Provision-adjusted NII[3]	$2,009	$1,914	$7,548	$6,728

Provision-adjusted NII[3] increased 12%

(1) Core net interest income is total net interest income, as reported, less related purchase accounting accretion (scheduled and cash recoveries). (2) Includes scheduled purchase accounting accretion and cash recoveries. Cash recoveries reflects cash received in excess of recorded investment from sales or payoffs of impaired commercial loans. (3) Provision-adjusted net interest income is total net interest income, as reported, less provision.

PNC

Improving Net Interest Income and Provision Trends
Highlights
Quarterly:
Total NII improved from 3Q11 due
to growth in core NII
1
, partially
offset by lower purchase
accounting accretion
Provision declined as overall credit
quality continued to improve
Full Year 2011:
Provision-adjusted NII
3
increased
12% as core NII remained stable
while significantly lower provision
more than offset the expected
decline in purchase accounting
accretion

(1) Asset management fees include the Asset Management Group and BlackRock. (2) Corporate services includes impairment charges/recoveries related to commercial mortgage servicing rights. (3) Regulatory changes include Regulation E, debit card transaction interchange fee limits and Card Act. Further information is provided in the Appendix.

PNC

Client Growth and Sales Momentum Provide
Opportunities to Increase Noninterest Revenue
4Q11 highlights
(millions)
4Q11 3Q11 FY11 FY10
Asset management
1
$250 $287 $1,088 $1,054
Consumer services
269 330 1,243 1,261
Corporate services
2
266 187 898 1,082
Residential mortgage
157 198 713 699
Deposit service charges
140 140 534 705
Client fee income
$1,082 $1,142 $4,476 $4,801
Net gains on sales of securities
less net OTTI
18 33 97 101
Other
250 194 1,053 1,044
Total noninterest income
$1,350 $1,369 $5,626 $5,946
Quarterly:
Asset management declined
partially due to a third quarter
non-cash tax benefit at BlackRock
Consumer services declined
reflecting regulatory impact on
debit card interchange fees of $75
million
Corporate services increased
primarily due to a valuation
impairment of CMSR in 3Q11
Residential mortgage decreased
primarily from lower MSR hedge
gains
Other improved primarily due to
higher values on deferred
compensation hedges
Full Year 2011:
Noninterest income decline
primarily driven by impact of
regulatory changes
3

Well–Managed Expenses While Investing for Growth
(millions)
4Q11 3Q11 FY11 FY10
Personnel $1,052 $949 $3,966 $3,906
Occupancy
198 171 738 730
Equipment
177 159 661 668
Marketing
74 72 249 266
Other
1,218 789 3,491 3,043
Total noninterest expense
$2,719 $2,140 $9,105 $8,613
PNC is Committed to Disciplined Expense Management. PNC is Committed to Disciplined Expense Management.
Highlights
Quarterly:
Personnel increased primarily due to higher
personnel expenses largely driven by higher
stock market prices and higher business
production
Occupancy and Equipment increased due to
a lease termination and equipment write-
offs
Other increased primarily due to higher
residential mortgage foreclosure-related
expenses and trust preferred securities
redemption charge
Full Year 2011:
Excluding residential mortgage foreclosure-
related expenses and trust preferred
securities redemption charges, noninterest
expense remained flat
1
First Quarter Outlook:
Excluding RBC Bank (USA) integration and
other costs, 1Q12 expenses
2
expected to
return to 3Q11 levels
(1) Further information is provided in the Appendix. (2) Excluding legal and regulatory related contingencies, integration costs, additional capital actions related to remaining TPS redemption, and additional residential mortgage foreclosure-related costs.

8.0% - 8.5%1
PNC
7.0%
6.375%
5.75%
5.125%
4.5%
4.0%
3.5%
Basel III requirements2
2013 Target
Proforma Basel III
2013 2014 2015 2016 2017 2018 2019

(1) Proforma estimate is based on PNC's estimated Tier 1 common ratio of 10.3% as of 12/31/11, and includes the assumed benefit of 1.7%, which reflects First Call 2012 and 2013 estimates and current dividend payout, as well as the assumed decrease of 3.5%-4.0%, which reflects assumptions utilizing Basel II methodology regarding credit, operating and market risk and includes the treatment of BlackRock and sub-investment grade securities (assuming no AOCI double counting) under Basel II and the addition of RBC risk weighted assets. This estimate is subject to further regulatory guidance and clarity. The estimate is based on the phase-in of Basel III rules in effect as of 2012. (2) Regulatory requirements include capital conservation buffer and are subject to further regulatory guidance and clarity. (3) Estimated. (4) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.

PNC

Strong Capital and Liquidity Position
Highlights Tier 1 common ratio
Proforma Basel III Tier 1 common ratio estimated
to be between 8.0-8.5%
1
during 2013
– Possible improvement assuming final capital
requirements reflect the inherent risk profile
in our sub-investment grade securities
Capital priorities:
– Build capital to support client growth and
business investment
– Maintain appropriate capital in light of
economic uncertainty
– Return excess capital to shareholders
Strong liquidity position
– Loan-to-deposit ratio of 85%
– Parent company two year liquidity coverage
4
of 172%

Outlook
1
– Full Year 2012 vs. 2011
PNC is Positioned to Deliver Strong Results in 2012. PNC is Positioned to Deliver Strong Results in 2012.
Estimated % Change
3
Combined
2
Balance sheet
Loans Increase mid to high teens
Total revenue Increase mid to high single digits
Combined
2
Income
statement
Net interest income Increase mid to high single digits
Noninterest income Increase mid single digits
Noninterest expense Increase mid single digits
4
Loan loss provision Stable
5
PNC stand-alone positioned for strong results in 2012
RBC Bank (USA) pending acquisition expected to be accretive in 2012, excluding integration costs
(1) Refer to the Cautionary Statement in the Appendix, including assumptions. (2) Reflects combined PNC and RBC Bank (USA). (3) Estimated change for 2012 is based on 2011 reported results. (4) Excluding legal and regulatory related contingencies, integration costs and any additional capital actions related to TPS redemptions for 2011 and 2012. (5) Excluding legal and regulatory related contingencies.

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following::
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the liquidity and other functioning of U.S. and global financial markets.
  - The impact on financial markets and the economy of the downgrade by Standard & Poor's of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments in Europe.
  - Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or failure of the current moderate economic recovery.
  - Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the modest economic expansion will persist in 2012 and interest rates will remain very low.

PNC

16 Cautionary Statement Regarding Forward-Looking Information Appendix

- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - o Changes resulting from legislative and regulatory reforms, including broad-based restructuring of financial industry regulation and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
  - o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel III initiatives.
  - o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - o Results of regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general
- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- Our planned acquisition of RBC Bank (USA) presents us with risks and uncertainties related both to the acquisition transaction itself and its integration into PNC after closing, including:
  - o The transaction (including integration of RBC Bank (USA)'s businesses) may be substantially more expensive to complete than anticipated. Anticipated benefits, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
  - o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and governmental investigations that may be filed or commenced, as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC.
  - o Integration of RBC Bank (USA)'s business and operations into PNC, which will include conversion of RBC Bank (USA)'s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)'s or PNC's existing businesses. PNC's ability to integrate RBC Bank (USA) successfully may be adversely affected by the facts that this transaction will result in PNC entering several markets where PNC does not currently have any meaningful retail presence and that the conversion is taking place simultaneously with the acquisition.

PNC

17 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

•In addition to the planned RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding some of these factors in our 2010 Form 10-K and 2011 Form 10-Qs, including Risk Factors and Risk Management sections of those reports, and our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

PNC

18 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

Non-GAAP to GAAP Reconcilement
Appendix
In millions Dec. 31, 2007 Dec. 31, 2011 % Change
Total revenue $6,705 $14,326
Noninterest expense 4,296                      9,105
Pretax pre-provision earnings $2,409 $5,221
Common shares outstanding 341                        527
Pretax pre-provision earnings per share $7.06 $9.91 40%
PNC believes that pretax pre-provision earnings from continuing operations, a non-GAAP measure, is useful as a tool to help evaluate ability to provide for credit costs through operations.
For the year ended
As of
In millions except per share data
Dec. 31, 2007 Dec. 31, 2011 % Change
Common shareholders' equity $14,847 $32,417
Common shares outstanding 341                   527
Book value per common share $43.60 $61.52 41%
Goodwill and other intangible assets other than servicing rights (1) $8,853 $9,027
Common shareholders' equity less intangible assets $5,994 $23,390
Common shares outstanding 341                   527
Tangible book value per common share $17.58 $44.38 152%
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of goodwill and certain other intangible assets included in book value per common share.
(1) Servicing rights were $701 million and $1,115 million at December 31, 2007 and December 31, 2011, respectively.

Non-GAAP to GAAP Reconcilement
Appendix
Year over year
$ in millions Dec. 31, 2011 Sept. 30, 2011 June 30, 2011 Mar. 31, 2011 Dec. 31, 2010 % Change
Accruing loans past due, 30-89 days $1,565 $1,551 $1,498 $1,868 $1,817
Accruing loans past due, 90+ days 2,973 2,768 2,646 2,645 2,709
Total accruing loans past due $4,538 $4,319 $4,144 $4,513 $4,526 0%
Government guaranteed/insured loans 3,031 2,821 2,658 2,617 2,624 16%
Total accruing loans past due,
  excluding government guaranteed/insured loans
$1,507 $1,498 $1,486 $1,896 $1,902 -21%
For the three months ended
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.

Non-GAAP to GAAP Reconcilement
Appendix
2011 vs. 2010
In millions
Dec. 31, 2011 Sept. 30, 2011 Dec. 31, 2011 Dec. 31, 2010 % Change
Total noninterest income, as reported $1,350 $1,369 $5,626 $5,946 -5%
Adjustments for negative impact of regulatory changes:
   Regulation E 100                   90                     345                   145
   Credit Card Act 5                       5                       20                     15
   Debit card transaction interchange fee limits 75                     -                    75                     -
Total noninterest income, as adjusted $1,530 $1,464 $6,066 $6,106 -1%
2011 vs. 2010
In millions Dec. 31, 2011 Sept. 30, 2011 Dec. 31, 2011 Dec. 31, 2010 % Change
Total noninterest expense, as reported $2,719 $2,140 $9,105 $8,613 6%
Adjustments:
   Trust preferred securities redemption charge 198                   -                    198                   -
   Residential mortgage foreclosure-related expenses 240                   63                     324                   71
Total noninterest expense, as adjusted $2,281 $2,077 $8,583 $8,542 0%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
For the year ended For the quarter ended
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
For the quarter ended For the year ended

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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